UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2018

Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia		22102-3110
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 5, 2018, Donald H. Layton, Chief Executive Officer (CEO) of Freddie Mac (formally the Federal Home Loan Mortgage Corporation), informed the Board of Directors of his intention to retire in the second half of 2019. As a result of his decision, the Board of Directors has begun implementing its CEO Succession Plan, which will include considering candidates from both inside and outside the company.

Also on September 5, 2018, David M. Brickman, age 52, was appointed as President of the company, effective immediately. Mr. Brickman has served as Freddie Mac’s Executive Vice President – Multifamily since February 2014. Prior to that, Mr. Brickman served as Senior Vice President – Multifamily from July 2011 to February 2014, Senior Vice President – Multifamily Capital Markets from June 2011 until July 2011, and Vice President in charge of Multifamily Capital Markets from March 2004 to June 2011. Prior to joining Freddie Mac in 1999, Mr. Brickman co-led the Mortgage Finance and Credit Analysis group in the consulting practice at PricewaterhouseCoopers LLP.

Mr. Brickman is eligible to participate in Freddie Mac’s Executive Management Compensation Program, which is filed as Exhibit 10.2 to Freddie Mac’s Quarterly Report on Form 10-Q filed on August 4, 2015 and is incorporated herein by reference. For a description of this program, see Freddie Mac’s Annual Report on Form 10-K filed on February 15, 2018 (the “2017 Annual Report”).

Under the Executive Management Compensation Program, Mr. Brickman’s approved Target Total Direct Compensation as President is $3,250,000, consisting of Base Salary of $500,000 and Deferred Salary of $2,750,000.

Mr. Brickman is subject to non-competition as well as non-solicitation and non-recruitment restrictions for a period of one year following any termination of his employment, and he is also subject to certain restrictions concerning treatment of confidential information obtained during the course of his employment. A copy of his Restrictive Covenant and Confidentiality Agreement is attached asExhibit 10.2 to this report and is incorporated herein by reference.

Freddie Mac has entered into a Recapture and Forfeiture Agreement (the “Recapture Agreement”) with Mr. Brickman, dated September 6, 2018. The form of the Recapture Agreement is filed as Exhibit 10.18 to Freddie Mac’s Annual Report on Form 10-K filed on February 16, 2017, which is incorporated herein by reference. For a description of this Recapture Agreement, see the 2017 Annual Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the Exhibit Index below are being filed as part of this Report on Form 8-K.

Exhibit Number	Description of Exhibit
10.1	2015 Executive Management Compensation Program (incorporated by reference to Exhibit 10.2 to Registrant’s Quarterly Report on Form 10-Q filed on August 4, 2015)†
10.2	Restrictive Covenant and Confidentiality Agreement, dated September 6, 2018, between Freddie Mac and David Brickman†
10.3	Executive Management Compensation Program Recapture and Forfeiture Agreement (incorporated by reference to Exhibit 10.18 to Registrant’s Annual Report on Form 10-K filed on February 16, 2017)†

†	This exhibit is a management or compensatory plan or arrangement.

Freddie Mac Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ Donald H. Layton
Donald H. Layton
Chief Executive Officer

Date: September 6, 2018

Freddie Mac Form 8-K